                                                                    Exhibit 99.1

                     CONSENT OF SUPERVISORY BOARD NOMINEE

     The undersigned has agreed to serve as a member of the Supervisory Board of United Pan-Europe Communications N.V. ("UPC") following the completion of UPC's initial public offering and hereby consents to all references to her name in the Registration Statement to be filed on Form S-1 by UPC.


November 23, 1998

                                               /s/ Ellen P. Spangler
                                               --------------------------
                                               Ellen P. Spangler

                                                                    EXHIBIT 99.1

                     CONSENT OF SUPERVISORY BOARD NOMINEE


     The undersigned has agreed to serve as a member of the Supervisory Board of United Pan-Europe Communications N.V. ("UPC") following the completion of UPC's initial public offering and hereby consents to all references to his name in the Registration Statement to be filed on Form S-1 by UPC.


November 30, 1998

                                               /s/ Antony P. Ressler
                                               ------------------------------
                                               ANTONY P. RESSLER

                                                                    EXHIBIT 99.1

                     CONSENT OF SUPERVISORY BOARD NOMINEE


     The undersigned has agreed to serve as a member of the Supervisory Board of United Pan-Europe Communications N.V. ("UPC") following the completion of UPC's initial public offering and hereby consents to all references to his name in the Registration Statement to be filed on Form S-1 by UPC.


November 30, 1998

                                               /s/ John P. Cole, Jr.
                                               ------------------------------
                                               JOHN P. COLE, JR.

                                                                    EXHIBIT 99.1


                     CONSENT OF SUPERVISORY BOARD NOMINEE

     The undersigned has agreed to serve as a member of the Supervisory Board of United Pan-Europe Communications N.V. ("UPC") following the completion of UPC's initial public offering and hereby consents to all references to her name in the Registration Statement to be filed on Form S-1 by UPC.

November 23, 1998

                                    /s/ Tina Wildes
                                    ----------------------------
                                    TINA WILDES